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                    BORROWER'S ENVIRONMENTAL INDEMNIFICATION

Banknorth, N.A.
102 West Main Street
New Britain, Connecticut 06050-0174

Gentlemen:

      To induce Banknorth, N.A.. (hereinafter referred to as the "LENDER") to make available to Borrower (i) a Term Loan in the amount of $5,000,000 to fund the refinancing of certain financing facilities currently held by Borrower, (ii) a Revolving Credit Loan in an amount not to exceed $5,000,000, to finance Borrower's general working capital needs, (iii) and an interim Equipment Loan in the amount of $1,500,000 (initially in the form of a line of credit and then converting into a term loan) (collectively, the "LOAN") to the undersigned (hereinafter referred to as the "BORROWER") which Loan is evidenced by (i) a Revolving Credit Note, (ii) a Term Loan Note and (iii) an Equipment Loan Note (collectively, the "NOTES") of even date herewith, in consideration thereof and of any loans, advances or financial accommodations heretofore or hereafter granted by the Lender to or for the account of the Borrower pursuant to said NOTES, the Borrower hereby agrees, as to those certain pieces or parcels of land known as 21 SPRING LANE, FARMINGTON, CONNECTICUT and 1790, 1798 and 1806 NEW BRITAIN AVENUE, FARMINGTON, CONNECTICUT, together with all improvements now or hereafter constructed thereon (collectively, the "PROPERTY"), as follows:

      1. The Borrower will defend and indemnify the Lender and hold the Lender harmless against all loss, liability, damage and expenses, including attorneys' fees, in any way suffered, incurred or paid by the Lender, whether as a mortgagee, a mortgagee-in-possession or a successor in interest to the Borrower as owner of the Property by virtue of foreclosure or acceptance of a deed in lieu of foreclosure, and all suits, claims, demands or judgments of any nature arising out of or in connection with:

            (a) the presence of any hazardous waste, hazardous or toxic substance, or any discharge, spillage, uncontrolled loss, seepage or filtration of oil or petroleum or chemical liquids or solid, liquid or gaseous products on or in or emanating from the Property (or any contiguous land included in the legal description of the Property within three years prior to the date hereof (the "CONTIGUOUS PROPERTY"));

            (b) any failure by the Borrower to comply with the terms of any order issued by the Connecticut Department of Environmental Protection, or any other federal, state or municipal department or agency having regulatory authority over environmental matters, with regard to the Property or the Contiguous Property;

            (c) any lien or claim imposed against the Property or the Contiguous Property under Section 22a-452a of the Connecticut General Statutes, as amended;

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            (d) the failure of the Borrower to comply with the provisions of
Section 1.5 of the Mortgage Deed securing the NOTES.

            As used herein, the terms "hazardous waste" and "hazardous or toxic substance" shall have the same meanings as defined and used in any of the following (the "ACTS"): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq; the Federal Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq; Title 22a of the Connecticut General Statutes; and/or the regulations adopted and publications promulgated pursuant to any of the Acts.

      2. The undersigned shall from time to time, upon the request of the Lender, execute and deliver any necessary or desirable further documents or modifications or amendments hereto in confirmation of or with respect to the indemnification provided for herein.

      3. This Agreement shall be binding upon and inure to the benefit of the Lender and the Borrower and their respective legal representatives, heirs, executors, successors and assigns.

      Dated: December 21, 2004

                                             EDAC TECHNOLOGIES CORPORATION

                                             /s/ Glenn L. Purple
                                             -----------------------------------
                                             By: Glenn L. Purple
                                             Its: Vice President

                                             GROS-ITE INDUSTRIES, INC.

                                             /s/ Glenn L. Purple
                                             -----------------------------------
                                             By: Glenn L. Purple
                                             Its: Secretary

                                             APEX MACHINE TOLL COMPANY, INC.

                                             /s/ Glenn L. Purple
                                             -----------------------------------
                                             By: Glenn L. Purple
                                             Its: Secretary